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                                                                    Exhibit 10.2

              CROSS-COLLATERALIZATION AND CROSS-DEFAULT AGREEMENT


     This Cross-Collateralization and Cross-Default Agreement is made this 10th day of November, 1999, by and among LEAPNET, INC., YAR COMMUNICATIONS, INC., QUANTUM LEAP COMMUNICATIONS, INC. and THE LEAP PARTNERSHIP, INC. (collectively "Leapnet") and QUANTUM LEAP COMMUNICATIONS, INC. ("Quantum") (sometimes collectively referred to as "Borrowers"), and American National Bank and Trust Company of Chicago ("Bank").

     WHEREAS, on November 10, 1999, Leapnet executed in favor of Bank that certain Promissory Note (Secured) in the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (including any and all amendments, modifications, renewals, replacements and substitutions therefor). Such Note is secured by all business assets of Leapnet, pursuant to Security Agreement (General) dated June 25, 1999, as amended from time to time, by and between Leapnet and Bank, and all right, title and interest in investment property held in that certain American National Bank and Trust Company of Chicago safekeeping account No. 324375 pursuant to that certain Continuing Pledge Agreement of Leapnet, Inc. dated June 25, 1999; and


     WHEREAS, on June 29, 1999, Quantum executed in favor of Bank that certain Installment Note (Secured) in the principal sum of TWO MILLION TWO HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($2,240,000.00) (including any and all amendments, modifications, renewals, replacements and substitutions therefor). Such Note is secured by Real Estate located at 420 West Huron Street, Chicago, Illinois, as evidenced by that certain mortgage dated June 29, 1999, a Security Agreement (General) dated June 29, 1999, as amended from time to time, by and between Quantum and Bank; and

     WHEREAS, each Borrower desires to induce Bank to extend financial accommodation to the other Borrower named herein, and each Borrower represents to Bank that it is engaged in the business as a corporate affiliate or subsidiary of the other Borrower and/or is engaged in selling, marketing, using or otherwise dealing goods supplied to by the other Borrower, or supplies the other Borrower goods sold, marketed, used or otherwise disposed of by the other Borrower, and/or expects to derive advantage to assist the other Borrower in procuring financial assistance from the Bank; or is an individual or partnership desiring to induce Bank at its option to extend financial accommodation to the other Borrower; and

     WHEREAS, it is and has been the intention of Leapnet and Quantum and Bank to cross-collateralize and cross-default the loans and obligations of Leapnet and Quantum owing to the Bank; and

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     NOW, THEREFORE, in consideration of the foregoing premises and the promises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree as follows:

1. All of the collateral granted to Bank by Leapnet, pursuant to that certain Security Agreement (General) dated June 25, 1999, (and any modifications thereto), and all right, title and interest in investment property held in that certain American National Bank and Trust Company of Chicago safekeeping account No. 324375 pursuant to that certain Continuing Pledge Agreement of Leapnet, Inc. dated June 25, 1999 is hereby pledged to secure all past, present and future obligations of Leapnet to Bank.

2. All of the collateral granted to Bank by Quantum, pursuant to that certain Mortgage dated June 29, 1999, (and any amendments thereto) and a Security Agreement (General) dated June 29, 1999 is hereby pledged to secure all past, present and future obligations of Quantum to Bank.

3. Any default under the past, present and future obligations of Leapnet owed to Bank shall constitute an Event of Default under all past, present and future obligations of Quantum owed to Bank; and any default under the past, present and future obligations of Quantum owed to Bank shall constitute an Event of Default under all past, present and future obligations of Leapnet owed to Bank.

4. The Borrowers agree that all provisions, stipulations powers and covenants in the Notes and other agreements referenced above shall remain in full force and effect.

5. This Agreement shall be construed in accordance with the internal laws of the State of Illinois.

6. This Agreement shall inure to the benefit of the Bank's successors and assigns, and shall be binding upon the Borrowers' successors and assigns.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

"BORROWERS"

LEAPNET, INC.

BY: /s/ ROBERT C. BRAMLETTE
    -----------------------

ITS: Chief Legal Officer
     -------------------

YAR COMMUNICATIONS, INC.

BY: /s/ ROBERT C. BRAMLETTE
    -----------------------

ITS: Vice President
     --------------

THE LEAP PARTNERSHIP, INC.

BY: /s/ ROBERT C. BRAMLETTE
    -----------------------

ITS: Chief Legal Officer
     -------------------

QUANTUM LEAP COMMUNICATIONS, INC.

BY:  /s/ ROBERT C. BRAMLETTE
     -----------------------

ITS: Vice President
     --------------

"BANK":

AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO


BY: /s/ Charlene R. Branda
    ----------------------

ITS: Vice President
     --------------

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